                                                                   EXHIBIT 10.16


                         SECURITIES PURCHASE AGREEMENT

                                    Between

                          Internet Law Library, Inc.

                                      And

                               Cootes Drive LLC


     SECURITIES PURCHASE AGREEMENT dated as of November 20, 2000 (this

"Agreement"), between the Investor signatory hereto on the date hereof (the
 ---------
"Investor"), and Internet Law Library, Inc., a Delaware corporation (the
 --------
"Company").
 -------

     WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to Investor from time to time as provided herein, and Investor shall purchase, up to $25,000,000 of shares of Common Stock (as defined below).

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor agree as follows:

                                   ARTICLE I

                              Certain Definitions

     "Bid Price" means the closing bid price (as reported by Bloomberg L.P.) of
      ---------
the Common Stock on the Principal Market on the date in question, or if there is no such price on such date, then the closing bid price on the date nearest preceding such date.

     "Broker Warrants" means, collectively, (a) the Common Stock purchase
      ---------------
warrant, in the form of Exhibit C-1 hereto, to be delivered to Broker
                        -----------
concurrently with the execution of this Agreement, entitling Broker to purchase from time to time the shares of Common Stock specified in the Company's engagement letter with such Broker, and (b) the Common Stock Purchase Warrant, in the form of Exhibit C-2, to be delivered to Broker concurrently with the execution of this agreement, entitling Broker to purchase from time to time those shares of Common Stock as to which such warrant shall have vested in accordance with its terms.

     "Capital Shares" means the Common Stock and any shares of any other class
      --------------
of common stock whether now or hereafter authorized, having the right to participate in the distribution of earnings and assets of the Company.

     "Capital Shares Equivalents" means any securities, rights, or obligations
      --------------------------
that are directly or indirectly convertible into or exchangeable for or give any right to subscribe for or otherwise receive Capital Shares of the Company or any warrants, options or other rights to subscribe for or purchase Capital Shares.

     "Commitment Period" means the period commencing on the Effective Date and
      -----------------
expiring on the earliest to occur of (x) the date on which the Investor shall have paid $25,000,000 in Purchase Price for Put Shares pursuant to this Agreement, (y) the date this Agreement is terminated in accordance with the terms hereof, or (z) the date occurring 18 months from the Effective Date.

     "Common Stock" means the Company's common stock, par value $.001 per share,
      ------------
or such securities into which such stock shall hereafter be reclassified.

     "Effective Date" means the date on which the SEC first declares effective a
      --------------
Registration Statement meeting the requirements of the Registration Statement and registering the sale by the Company and resale by the Investor of the Registrable Securities.

     "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended,
      ------------
and the rules and regulations promulgated thereunder.

     "Investment Amount" means the dollar amount to be invested by the Investor
      -----------------
to purchase Put Shares as specified in a Put Notice.

     "Market Price" on any date means the average of the two lowest Bid Prices
      ------------
during the Valuation Period relating to such date, subject to equitable adjustment in the event of a Valuation Event during such Valuation Period.

     "Material Adverse Effect" means any effect on the business, Bid Price,
      -----------------------
operations, properties, prospects, or financial condition of the Company that is material and adverse to the Company and its subsidiaries, taken as a whole, and/or any condition, circumstance, or situation that would prohibit or impair the ability of the Company to enter into or timely perform any of its obligations under any Transaction Document.

     "Maximum Put Amount" means, as of any Put Date, 150% of the weighted
      ------------------
average daily price for the twenty Trading Day period prior to the Put Date multiplied by the Volume Weighted Average for such twenty Trading Day period.

     "Minimum Commitment Warrant" means the Common Stock purchase warrant, in
      --------------------------
the form of Exhibit C-1 hereto, to be delivered to the Investor concurrently
            -----------
with the execution of this Agreement.

     "Outstanding" when used with reference to shares of Common Stock or Capital
      -----------
Shares, means, at any date as of which the number of such Shares is to be determined, all issued and outstanding shares of Common Stock or Capital Shares, and shall include all such shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such shares; provided, however, that "Outstanding" shall
                                     --------  -------
not mean any shares of Common Stock or Capital Shares directly or indirectly owned or held by or for the account of the Company.

     "Person" means an individual, a corporation, a partnership, a limited
      ------
liability company, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "Principal Market" means whichever of the OTC Bulletin Board,  Nasdaq
      ----------------
National Market, Nasdaq SmallCap Market, American Stock Exchange or New York Stock Exchange that is then the principal trading exchange, market or quotation system for the Common Stock.

     "Purchase Price" means with respect to Put Shares, an amount equal to 90%
      --------------
of the Market Price for the Valuation Period for a Put.

     "Put"  means the exercise by the Company of its right to require the
      ---
Investor to purchase Put Shares pursuant to the terms of this Agreement.

     "Registrable Securities" has the meaning set forth in the Registration
      ----------------------
Rights Agreement.

     "Registration Rights Agreement" means the Registration Rights Agreement
      -----------------------------
between the Company and the Investor, dated the date hereof, in the form of Exhibit B hereto.
---------

     "Registration Statement" shall have the meaning set forth in the
      ----------------------
Registration Rights Agreement.

     "SEC" means the United States Securities and Exchange Commission.
      ---

     "Securities" means, collectively, the Put Shares, Warrants, and Warrant
      ----------
Shares.

     "Securities Act" means the U.S. Securities Act of 1933, as amended.
      --------------

     "SEC Documents" means the Company's latest Annual Report on Form 10-K, all
      -------------
Quarterly and Current Reports on Forms 10-Q and 8-K filed thereafter (including as attaching any Notice and Proxy Statement for the Annual General Meeting of Shareholders of the Company) until such time as the Company no longer has an obligation to maintain the effectiveness of a Registration Statement as set forth in the Registration Rights Agreement.

     "Trading Day" means (a) a day on which the Common Stock is traded on the
      -----------
Principal Market on which the Common Stock is then listed or quoted, or (b) if the Common Stock is not listed or quoted for trading on a Principal Market, a day on which the Common Stock is traded in the over-the-counter market, as reported by the National Quotation Bureau Incorporated (or any
similar organization or agency succeeding its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set
--------
forth in (a) or (b) hereof, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other government actions to close.


     "Valuation Event" means an action by the Company during the Commitment
      ---------------
Period to:

               (a)  subdivide or combine the Common Stock;

               (b) pay a stock dividend on its Capital Shares or make any other distribution of its Capital Shares;

               (c)  issue any additional Capital Shares ("Additional Capital
                                                          ------------------
Shares") at a price per share less, or for other consideration lower, than the
------
Bid Price in effect immediately prior to such issuance, or without consideration (other than pursuant to this Agreement);

               (d) issue any warrant, option, right or other security to subscribe for or purchase Additional Capital Shares at a price per share at any time over life of such security (whether by reset, adjustment or otherwise) that is less than the Bid Price in effect immediately prior to such issuance of such warrant, option, right or other security;

               (e) issue any securities convertible into or exchangeable for Capital Shares at a price per Additional Capital Share that is at any time over the life of such security (whether by reset, adjustment or otherwise) less than the Bid Price on the date of issuance of such convertible or exchangeable security;

               (f) make a distribution of its assets or evidences of indebtedness to the holders of its Capital Shares as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for dividends under applicable law or any distribution to such holders made in respect of the sale of all or substantially all of the Company's assets (other than under the circumstances provided for in the foregoing subsections (a) through (e)); or

               (g) take any other action affecting the number of Outstanding Capital Shares, which in the opinion of the Company's Board of Directors, determined in good faith, would have a Material Adverse Effect upon the rights of the Investor at the time of a Put.

     "Valuation Period" means the period of ten Trading Days commencing on the
      ----------------
Put Date.

     "Vesting Warrant" means the Common Stock purchase warrant, in the form of
      ---------------
Exhibit C-2 hereto, to be delivered to the Investor concurrently with the
-----------
execution of this Agreement, entitling
the Investor to purchase from time to time those shares of Common Stock as to which such warrant shall have vested in accordance with its terms (1,000 warrant shares shall vest under such warrant for each $100,000 of Put Shares purchased by the Investor at each Closing).

     "Volume Weighted Average" means, on any Trading Day, the product of (i) the
      -----------------------
number of shares of Common Stock traded on such Trading Day (as reported by Bloomberg L.P.) and (ii) the Bid Price on such Trading Day.

     "Warrants" means, collectively, (a) the Minimum Commitment Warrant and (b)
      --------
the Vesting Warrant.

     "Warrant Shares" means the shares of Common Stock issuable upon exercise of
      --------------
the Warrants.


                                  ARTICLE II

                       Purchase and Sale of Common Stock

     Section 2.1    Investments.
                    -----------

                    (a)  Puts.  Upon the terms and conditions set forth herein,
                         ----
the Company may make a Put by the delivery of a duly completed written notice to the Investor in the form attached hereto as Exhibit A (each, a "Put Notice"),
                                            ---------           ----------
specifying therein the Investment Amount that the Company intends to sell to the Investor. The number of shares of Common Stock that the Investor shall receive pursuant to a Put ("Put Shares") shall be determined by dividing the Investment
                    ----------
Amount specified in the Put Notice by the Purchase Price for the Valuation Period for such Put. If for the ten Trading Days immediately preceding either the Put Date (as defined in Section 2.2(b)) or the Closing Date (as defined in
Section 2.3) the Volume Weighted Average shall not equal at least $75,000 and the average of the Bid Price for such ten Trading Day period shall not be at least $1.50 (subject to equitable adjustment in the event of a Valuation Event), the Company shall not sell and the Investor shall not be obligated to purchase the Put Shares pursuant to such Put.

                    (b)  Limitations on Puts and Common Stock Issuable.
                         ---------------------------------------------

                         (i)    The Company may not deliver a Put Notice to the
extent that, following the purchase by the Investor of Put Shares thereunder, the Investor and its affiliates would beneficially own (as determined in accordance with Section 13(d) of the Exchange Act) in excess of 4.99% of the then outstanding shares of Common Stock.

                         (ii)   The maximum Investment Amount is an aggregate of
$25,000,000.

                         (iii)  The Investment Amount for each Put shall be
neither less than $50,000 nor more than the Maximum Put Amount.

                         (iv)   The Company may not deliver a Put Notice during
the continuation of any of the events specified in Section 5.4.

     Section 2.2    Mechanics.
                    ---------

                    (a)  Put Notice.  Subject to the conditions and limitations
                         ----------
herein, at any time during the Commitment Period the Company may deliver a Put Notice to the Investor.

                    (b)  Date of Delivery of Put Notice or Notice to Acquire
                         ---------------------------------------------------
Investment Shares.  A Put Notice shall be deemed delivered on (i) the Trading
-----------------
Day it is received by facsimile or otherwise by the Investor if such notice is received prior to 12:00 noon Eastern Time, or (ii) the immediately succeeding Trading Day if it is received by facsimile or otherwise after 12:00 noon Eastern Time on a Trading Day or at any time on a day which is not a Trading Day. The Trading Day that a Put Notice is deemed delivered pursuant to this Section is the "Put Date".
     --------

     Section 2.3    Closings.  Subject to the satisfaction of the conditions set
                    --------
forth in this Agreement, the closing of the purchase by the Investor of Put Shares following a Put (a "Closing") shall occur on the third Trading Day
                            -------
following the end of the Valuation Period for such Closing (or such other date as is mutually agreed to by the Company and the Investor) (a "Closing Date") at
                                                              ------------
the offices of Robinson Silverman Pearce Aronsohn & Berman LLP, 1290 Avenue of the Americas, New York, NY 10104 ("Robinson Silverman"). At least one Business
                                   ------------------
Day prior to each Closing Date, the Company shall deliver (or cause to be delivered) into escrow with Robinson Silverman (or such other escrow agent to which the parties may agree): (1) the certificates, registered in the name of the Investor, representing the Put Shares to be issued and sold to the Investor at such Closing and meeting the requirements of Section 5.3; (2) the certificate contemplated by Section 6.1(c); (3) the legal opinion contemplated by Section 6.1(f); (4) a writing, executed by each of the Investor and the Company concurring as to (x) the total number of Put Shares that are to be issued and sold at such Closing and the number of Warrant Shares to vest at such Closing under the Vesting Warrant and the vesting warrant issued to Aspen Capital Partners, Inc. ("Broker") and (y) the Purchase Price for the Put Shares issuable
                 ------
to the Investor at such Closing, and (5) all other documents, instruments and writings required to be delivered by it pursuant to the Transaction Documents (as defined herein) in order to effect a Closing hereunder (the items contemplated by clauses (1) through (5) above are collectively referred to as
the "Company Required Items").   Robinson Silverman (or such other escrow agent
     ----------------------
to which the parties may agree) shall notify each of the Company, the Investor and Broker on the Business Day it receives all of the Company Required Items relating to such Closing. If Robinson Silverman (or such other escrow agent to which the parties may agree) shall have provided such notice by the Closing and if the other conditions to the Investor's obligation to purchase securities at such Closing as provided hereunder shall have been satisfied or waived, the Investor shall deliver (or cause to be delivered) (x) to the Company, the Purchase Price for the Put Shares to be issued and sold at such Closing, less the amounts contemplated by clause (y) following this clause (x), and (y) (1) to Robinson Silverman (or such other escrow agent to which the parties may agree), $1,500, (2) to the Investor, the amount of all Blackout Payments (as defined below), together with all accrued interest thereon, then owed and for which full payment shall not have previously been made, and (3) to Broker, an amount equal to 3.50% of the gross Purchase Price to be paid at such Closing. Notwithstanding the foregoing, the Company shall, if possible, deliver the Put Shares to the Investor's account through the Depository Trust Company DWAC system, per written account instructions delivered by the Investor to the Company. If the Company eligible to use such system, the parties hereto shall cooperate with one another and with the Depository Trust Company to facilitate such delivery (if necessary, the parties agree to amend the provisions of this Section in order to facilitate a smooth Closing whereby the risk of loss as to delivery of Purchase Price and securities issuable at such Closing are not materially adjusted). The parties hereto understand and agree that Robinson Silverman (or such other escrow agent to which the parties may agree) will not release the Company Required Items to the Investor prior to its receipt of written confirmation from the Company that the Company has received the net proceeds from the sale of the Put Shares to have been sold at such Closing; provided, however, if the Company does not confirm such receipt by
              --------
5:00 p.m. Eastern Time on the Business Day following the Closing Date, the parties hereby direct Robinson Silverman (or such other escrow agent to which the parties may agree) to deliver the Company Required Items to the Investor at such time as Robinson Silverman (or such other escrow agent to which the parties may agree) receives written evidence from the institution from which the Purchase Price was delivered on behalf of the Investor that funds equal to the amount required hereunder to be delivered to the Company at such Closing were delivered in accordance with the wire instructions provided by the Company for such purpose (a federal wire number for the correct amount and in accordance with the wire instructions provided by the Company for such purpose shall be conclusive evidence of the Company's receipt). Each of the parties hereby agrees jointly and severally to indemnify and hold harmless Robinson Silverman (or such other escrow agent to which the parties may agree) and its members, employees, agents and representatives from any and all claims, liabilities, costs or expenses in any way arising from or relating to the performance of its duties hereunder and agrees that Robinson Silverman (or such other escrow agent to which the parties may agree) shall not have any liability hereunder other than as arising solely from its willful misconduct in performing its duties hereunder. The parties understand and agree that Robinson Silverman (or such other escrow agent to which the parties may agree) may, at any time upon five Business Days prior written notice to the parties, resign from its duties and obligations hereunder without recourse to any party. The Company further understands and agrees that Robinson Silverman acts as legal counsel to the Investor in connection with the transactions contemplated hereby and may, from time to time, represent the Investor in other matters, including such matters as may directly or indirectly be adverse to the interests of the Company. The Company consents to such representation and waives any claim that such representation represents a conflict of interest on the part of Robinson Silverman. The Investor understands that the Company and Robinson Silverman are relying explicitly on the foregoing provision in connection with the Investor entering into this Agreement.

     Section 2.4    Termination of Investment Obligation.
                    ------------------------------------

                    (a) The obligation of the Investor to purchase shares of Common Stock shall, at the Investor's option, terminate permanently (including with respect to a Closing Date that has not yet occurred) in the event that (i) there shall occur any stop order or suspension of the effectiveness of the Registration Statement (or the ability of the Investor to use the prospectus thereunder to dispose of Registrable Securities) for an aggregate of thirty days during the Commitment Period for any reason which breach has not been cured to the satisfaction of the Investor within 15 days, (ii) the Company shall at any time materially breach its obligations under the Transaction Documents, (iii) the Registration Statement shall not have become effective by the expiration of the 240th day following the date of this Agreement or (iv) if, after the Effective Date, the registration statement ceases to be effective as to all Registrable Securities, or the prospectus thereunder is not available for use by the Investor to sell Registrable Securities, in either case, for an aggregate of 30 days.

                    (b) The obligation of the Company to sell Put Shares to the Investor following delivery of a Put Notice shall terminate if the Investor fails to honor such Put Notice within four Trading Days following the Closing Date scheduled for such Put, and the Company notifies Investor of such termination. Notwithstanding any such termination, the Company shall maintain the Registration Statement in effect (and shall permit the Investor to use the prospectus thereunder to sell Registrable Securities) for not less than 45 Trading Days following the date of any such termination.

     Section 2.5    Blackout Payments.  If  for any reason an Investor is not
                    -----------------
permitted for more than an aggregate of twenty Trading Days (which need not be consecutive Trading Days) during the period commencing on the Effective Date and ending on the 45/th/ Trading Day following the expiration of the Commitment Period to use the prospectus under the Registration Statement to dispose of all Registrable Securities or if such Registration Statement shall not be effective, then the Company shall pay to such Investor on the following Business Day and on the Business Day following each additional such twenty Trading Day period in excess the initial twenty Trading Day period, as liquidated damages and not as a penalty, cash in an amount equal to 3% of all Put Shares and Warrant Shares issued to and then held by such Investor. The amounts that may become due and payable pursuant to this Section are sometimes referred to herein as "Blackout
                                                                      --------
Payments."  Late interest on any unpaid Blackout Payments shall accrue from and
--------
after the date due at the rate of 15% per annum (or such lesser maximum amount as shall be permitted under applicable law) until all Blackout Payments, plus all accrued interest thereon, shall have been paid in full.

     Section 2.6    Delisting; Suspension.  If at any time prior to the 30/th/
                    ---------------------
Trading Day following the expiration of the Commitment Period the Common Stock shall fail to be listed or quoted for trading on a Principal Market or shall have been suspended from trading thereon (excluding suspensions of not more than one Trading Day as a result of material announcements by the Company) (a "Repurchase Event"), the Investor shall have the right, exercisable within 30
-----------------
days of a Repurchase Event, to put to the Company, and the Company shall purchase, up to 50% of the Put Shares issued to and then held by the Investor. The purchase price for such shares shall equal the higher of (x) the Purchase Price paid for such shares and (y) the product of (1) the number of such shares and (2) the higher of the closing sales price of the Common Stock on the date of the demand by the Investor of such put and the closing sales price of the Common Stock (as reported by Bloomberg L.P.) on the date of payment (if there shall no longer be a reported closing sales price for the Common Stock, the amount under this clause (y) shall equal the last reported closing sales price of the Common Stock on the Principal Market). The purchase price under this Section shall be paid in cash and shall be due in full by the 10th Business Day following the demand therefor. Late interest on any unpaid portion of the amounts that are due from the Company under this Section shall accrue from and after the date due at the rate of 15% per annum (or such lesser maximum amount as shall be permitted under applicable law) until all such amounts, plus all accrued interest thereon, shall have been paid in full. The Investor shall have the right to rescind ab initio any demand for a put hereunder at any time prior
                     -- ------
to the payment in full of the applicable purchase price by the Company.

     Section 2.7    Minimum Commitment Warrant.  If during the Commitment Period
                    --------------------------
the Company for any reason fails to issue and deliver Put Shares for an aggregate Investment Amount equal to or exceeding $10,000,000, then on the first Business Day following the expiration of the Commitment Period, the Minimum Commitment Warrant shall vest in full pursuant to the terms thereof.


                                  ARTICLE III

                  Representations and Warranties of Investor

     The Investor represents and warrants to the Company as follows:

     Section 3.1    Intent.  The Investor is entering into this Agreement for
                    ------
its own account and the Investor has no present arrangement (whether or not legally binding) at any time to sell the Common Stock to or through any person or entity; provided, however, that by making the representations herein, the Investor does not agree to hold Securities for any minimum or other specific term and reserves the right to dispose of Securities at any time in accordance with federal securities laws applicable to such disposition and the terms and conditions, if any, relating thereto as set forth in this Agreement.

     Section 3.2    Sophisticated Investor.  The Investor is a sophisticated
                    ----------------------
investor (as described in Rule 506(b)(2)(ii) of Regulation D) and an accredited investor (as defined in Rule 501 of Regulation D), and Investor has such experience in business and financial matters that it has the capacity to protect its own interests in connection with this transaction and is capable of evaluating the merits and risks of an investment in the Securities. The Investor acknowledges that an investment in the Securities is speculative and involves a high degree of risk. The Investor is not a member of the National Association of Securities Dealers, Inc. and, as of the date hereof, is not required to be a member of the National Association of Securities Dealers, Inc.

     Section 3.3    Authority.  This Agreement and the Registration Rights
                    ---------
Agreement have been duly authorized and validly executed and delivered by the Investor and are valid and binding agreements of the Investor enforceable against it in accordance with their respective terms.

     Section 3.4    Not an Affiliate.  Investor is not an officer, director or
                    ----------------
"affiliate" (as that term is defined in Rule 405 of the Securities Act) of the Company.

     Section 3.5    Organization and Standing.  Investor is a corporation duly
                    -------------------------
organized, validly existing, and in good standing under the laws of the jurisdiction of organization indicated below its name on the signature page hereto.

     Section 3.6    Disclosure; Access to Information.  Investor has received
                    ---------------------------------
and reviewed all documents, records, books and other publicly available information pertaining to Investor's investment in the Company that have been requested by Investor. The Company is subject to the periodic reporting requirements of the Exchange Act, and Investor has reviewed copies of any such reports that have been requested by it. However, no inquiries or investigation by the Investor or its agents shall modify, amend or affect the Investor's right to rely on the truth, accuracy and completeness of the SEC Documents and the schedules to this Agreement and the Company's representations and warranties contained in the Transaction Documents.

     Section 3.7    Manner of Sale.  At no time was Investor presented with or
                    --------------
solicited by or through any leaflet, public promotional meeting, television, radio or Internet advertisement or any other form of general solicitation or advertising in connection with its investment in the Securities.

     Section 3.8    Financial Capacity.  Investor currently has the financial
                    ------------------
capacity to meet its obligations to the Company hereunder, and the Investor has no present knowledge of any circumstances which could cause it to become unable to meet such obligations in the future.

     Section 3.9    Underwriter Liability.  Investor understands that it is the
                    ---------------------
position of the SEC that with respect to any disposition of Registrable Securities through a Registration Statement the Investor is an underwriter within the meaning of Section 2(11) of the Securities Act. The Investor agrees to be identified as an underwriter of the Registrable Securities sold by it in the Registration Statement.

     Section 3.10   No Conflicts. The execution, delivery and performance of the
                    ------------
Transaction Documents by the Investor and the consummation by the Investor of the transactions contemplated thereby do not and will not conflict with or violate any provision of the Investor's certificate or articles of incorporation, bylaws or other charter documents (each as amended through the date hereof), or (ii) conflict with, or constitute a default under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement to which the Investor is a party.

          The Company acknowledges and agrees that the Investor has not made and does not make any representations or warranties with respect to the transactions contemplated hereby other than as specifically set forth in this Article III.

                                  ARTICLE IV

                 Representations and Warranties of the Company

     The Company represents and warrants to the Investor as follows:

     Section 4.1    Organization.  The Company is an exempted company with
                    ------------
limited liability, duly incorporated and existing in good standing under the laws of Delaware, and has all requisite corporate authority to own its properties and to carry on its business as now being conducted. The Company does not have any subsidiaries and does not own more that 50% of or control any other business entity except as set forth in the SEC Documents and Schedule 4.1.
                                                                   ------------
The Company is duly qualified and is in good standing as a foreign corporation to do business in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those in which the failure so to qualify could not have or result in a Material Adverse Effect.

     Section 4.2    Authority; Reservation.  (i) The Company has the requisite
                    ----------------------
corporate power and corporate authority to enter into and perform its obligations under each of this Agreement, the Registration Rights Agreement and the Warrants (collectively, the "Transaction Documents") and to issue the
                                 ---------------------
Securities pursuant to their respective terms, (ii) the execution, issuance and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary corporate action by the Company and no further consent or authorization of the Company or its Board of Directors or stockholders is required, and (iii) the Transaction Documents have been duly executed and delivered by the Company and, when issued and delivered in accordance with the terms hereof, shall constitute valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of creditors' rights and remedies or by other equitable principles of general application. The Company has duly and validly authorized and reserved for issuance shares of Common Stock sufficient in number for the issuance of the Put Shares and Warrant Shares.

     Section 4.3    Capitalization.   Schedule 4.3A sets forth the number of
                    --------------    -------------
authorized, issued and outstanding capital stock of the Company as the date hereof. Except as set forth in Schedule 4.3B, the Company owns all of the
                                -------------
capital stock of each of its subsidiaries. Except as are issuable to the Investor pursuant to this Agreement or the Warrants or as specifically set forth in Schedule 4.3C, there are no outstanding Capital Share Equivalents nor any
   -------------
agreements or understandings pursuant to which any Capital Shares Equivalents may become outstanding. Except as set forth on Schedule 6(b) to the Registration Rights Agreement, the Company is not a party to any agreement granting registration or anti-dilution rights to any person with respect to any of its equity or debt securities. All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable.

     Section 4.4    Common Stock.  The Company has registered its Common Stock
                    ------------
pursuant to Section 12(b) or (g) of the Exchange Act and is in full compliance with all reporting requirements of the Exchange Act. Except as set forth in the SEC Documents, the Company has not, in the twelve months preceding the date hereof received written notice from any Principal Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements thereof. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all listing and maintenance requirements of the Principal Market on which the Common Stock is traded on the date hereof.

     Section 4.5    SEC Documents.  The Company has made available to the
                    -------------
Investor true and complete copies of the SEC Documents. The Company has not provided to the Investor any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act, and rules and regulations of the SEC promulgated thereunder and the SEC Documents did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto at the time of such inclusion. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except (i) as may be otherwise specified in such
                       ----
financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they exclude footnotes or may be condensed or summary statements. Such financial statements fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended subject, in the case of unaudited interim statements, to normal, immaterial, year-end audit adjustments. Neither the Company nor any of its subsidiaries has any indebtedness, obligations or liabilities of any kind (whether accrued, absolute, contingent or otherwise) that would have been required to be reflected in, reserved against or otherwise described in the financial statements or in the notes thereto in accordance with GAAP, which was not fully reflected in, reserved against or otherwise described in the financial statements or the notes thereto included in the SEC Documents or was not incurred in the ordinary course of business consistent with the Company's past practices since the last date of such financial statements. Since March 31, 2000, there has been no event, occurrence or development relative to the Company or its subsidiaries that could have or result in a Material Adverse Effect.

     Section 4.6    Valid Issuances.  When issued and paid for in accordance
                    ---------------
with the terms hereof and, as to Warrant Shares, the Warrants, the Securities will have been duly and validly issued, fully paid, and non-assessable, free and clear of all liens, claims, charges, encumbrances or rights of first refusal or preemptive rights (collectively, "Liens"). The Securities shall not subject the
                                  -----
Investor to personal liability to the Company or its creditors by reason of the possession thereof.

     Section 4.7    No Conflicts. The execution, delivery and performance of the
                    ------------
Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's certificate or articles of incorporation, bylaws or other charter documents (each as amended through the date hereof), or
(ii) subject to obtaining the Required Approvals (as defined below), conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or subsidiary debt or otherwise) or other understanding to which the Company or any subsidiary is a party or by which any property or asset of the Company or any subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a subsidiary is subject (including federal securities laws and regulations, but excluding state securities or blue sky laws), or by which any property or asset of the Company or a subsidiary thereof is bound or affected; except in the case of each of clauses (ii) and (iii), as could not, individually or in the aggregate, have or result in a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, could not have or result in a Material Adverse Effect.

     Section 4.8      Filings, Consents and Approvals.  Neither the Company nor
                     --------------------------------
any subsidiary thereof is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other U.S. federal, state, local or other govern mental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filing with the SEC of the Registration Statement, and (ii) in all other cases where the failure to obtain such consent, waiver, authorization or order, or to give such notice or make such filing or registration would not have or result in, individually or in the aggregate, a Material Adverse Effect (collectively, the "Required
                                                             --------
Approvals"), except that the Company shall not be required pursuant to this
---------
Agreement to make any blue sky filings pursuant to the transactions contemplated by this Agreement.

     Section 4.9    Registration Rights; Rights of Participation.  Except as set
                    --------------------------------------------
forth on Schedule 6(b) to the Registration Rights Agreement, the Company has not
         -------------
granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the SEC or any other governmental authority which has not been satisfied. No Person, has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents.

     Section 4.10   No Undisclosed Events or Circumstances.  Since December 31,
                    --------------------------------------
1999, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the SEC Documents.

     Section 4.11   Litigation; Proceedings.  There is no action, suit, inquiry,
                    -----------------------
notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its subsidiaries or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which (i)
                                                              ------
adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or any of the Securities or (ii) could, individually or in the aggregate, have or result in a Material Adverse Effect.

     Section 4.12     No Default or Violation.  Neither the Company nor any
                      -----------------------
subsidiary thereof (i) is in default under or in violation of (and no event has occurred which has not been waived which, with notice or lapse of time or both, would result in a default by the Company or any such subsidiary under), nor has the Company or any such subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgement or order of any court, arbitrator or governmental body, or (iii) is in violation of any statute, rule or regulation of any governmental authority, in each case of clauses (i), (ii) or (iii) above, except as could not individually or in the aggregate, have or result in a Material Adverse Effect.

     Section 4.13     Certain Fees.  Except for certain fees payable to Broker
                      ------------
by the Company, no fees or commissions will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person, with respect to the transactions contemplated by this Agreement. The Investor shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement. The Company shall indemnify and hold harmless the Investor, its employees, officers, directors, agents, and partners, and their respective affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees) and expenses suffered in respect of any such claimed or existing fees, as such fees and expenses are incurred.

     Section 4.14   Solicitation Materials.  Neither the Company nor any Person
                    ----------------------
acting on the Company's behalf has solicited any offer to buy or sell any of the Securities by means of any form of general solicitation or advertising.

     Section 4.15   Insurance.  The Company and each subsidiary maintains
                    ---------
property and casualty, general liability, workers' compensation, environmental hazard, personal injury and other similar types of insurance with financially sound and reputable insurers that is adequate, consistent with industry standards in the State of Texas and the Company's historical claims experience. The Company has not received notice from, and has no knowledge of any threat by, any insurer (that has issued any insurance policy to the Company) that such insurer intends to deny coverage under or cancel, discontinue or not renew any insurance policy presently in force.

     Section 4.16   Tax Matters.  The Company and each subsidiary has filed all
                    -----------
Tax Returns (as defined below) which it is required to file under applicable laws; all such Tax Returns are true and accurate and has been prepared in compliance with all applicable laws; the Company has paid all Taxes (as defined below) due and owing by it or any subsidiary (whether or not such Taxes are required to be shown on a Tax Return) and have withheld and paid over to the appropriate taxing authorities all Taxes which it is required to withhold from amounts paid or owing to any employee, stockholder, creditor or other third parties; and since December 31, 1998, the charges, accruals and reserves for Taxes with respect to the Company (including any provisions for deferred income taxes) reflected on the books of the Company are adequate to cover any Tax liabilities of the Company if its current tax year were treated as ending on the date hereof.

          No claim has been made by a taxing authority in a jurisdiction where the Company does not file tax returns that the Company or any subsidiary is or may be subject to taxation by that jurisdiction. There are no foreign, federal, state or local tax audits or administrative or judicial proceedings pending or being conducted with respect to the Company or any subsidiary; no information related to Tax matters has been requested by any foreign, federal, state or local taxing authority; and, except as disclosed above, no written notice indicating an intent to open an audit or other review has been received by the Company or any subsidiary from any foreign, federal, state or local taxing authority. There are no material unresolved questions or claims concerning the Company's Tax liability. The Company (A) has not executed or entered into a closing agreement pursuant to (S) 7121 of the Internal Revenue Code or any predecessor provision thereof or any similar provision of state, local or foreign law; and (B) has not agreed to or is required to make any adjustments pursuant to (S) 481 (a) of the Internal Revenue Code or any similar provision of state, local or foreign law by reason of a change in accounting method initiated by the Company or any of its subsidiaries or has any knowledge that the IRS has proposed any such adjustment or change in accounting method, or has any application pending with any taxing authority requesting permission for any changes in accounting methods that relate to the business or operations of the Company. The Company has not been a United States real property holding corporation within the meaning of (S) 897(c)(2) of the Internal Revenue Code during the applicable period specified in (S) 897(c)(1)(A)(ii) of the Internal Revenue Code.

          The Company has not made an election under (S) 341(f) of the Internal Revenue Code. The Company is not liable for the Taxes of another person that is not a subsidiary of the Company under (A) Treas. Reg. (S) 1.1502-6 (or comparable provisions of state, local or foreign law), (B) as a transferee or successor, (C) by contract or indemnity or (D) otherwise. The Company is not a party to any tax sharing agreement. The Company has not made any payments, is obligated to make payments or is a party to an agreement that could obligate it to make any payments that would not be deductible under (S)280G of the Internal Revenue Code.

               For purposes of this Section 4.14:

               "IRS" means the United States Internal Revenue Service.
                ---

               "Tax" or "Taxes" means federal, state, county, local, foreign, or
                ---      -----
          other income, gross receipts, ad valorem, franchise, profits, sales or use, transfer, registration, excise, utility, environmental, communications, real or personal property, capital stock, license, payroll, wage or other withholding, employment, social security, severance, stamp, occupation, alternative or add-on minimum, estimated and other taxes of any kind whatsoever (including, without limitation, deficiencies, penalties, additions to tax, and interest attributable thereto) whether disputed or not.

               "Tax Return" means any return, information report or filing with
                ----------
          respect to Taxes, including any schedules attached thereto and including any amendment thereof.

     Section 4.17   Property.  Neither the Company nor any of its subsidiaries
                    --------
owns any real property. Each of the Company and its subsidiaries has good and marketable title to all personal property owned by it, free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company; and to the Company's knowledge any real property and buildings held under lease by the Company as tenant are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and intended to be made of such property and buildings by the Company.

     Section 4.18   Regulatory Permits.  The Company and its Subsidiaries
                    ------------------
possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Documents, except where the failure to possess such permits could not, individually or in the aggregate, have or result in a Material Adverse Effect ("Material Permits"), and neither
                                              ----------------
the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

     Section 4.19   Intellectual Property.  Each of the Company and its
                    ---------------------
subsidiaries owns or possesses adequate and enforceable rights to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intangibles") necessary for the conduct of
                                      -----------
its business as now being conducted. To the Company's knowledge, except as disclosed in the SEC Documents neither the Company nor any of its subsidiaries is infringing upon or in conflict with any right of any other person with respect to any Intangibles. Except as disclosed in the SEC Documents, no adverse claims have been asserted by any Person to the ownership or use of any Intangibles and the Company has no knowledge of any basis for such claim.

     Section 4.20   Internal Controls and Procedures.  The Company maintains
                    --------------------------------
books and records and internal accounting controls which provide reasonable assurance that (i) all transactions to which the Company or any subsidiary is a party or by which its properties are bound are executed with management's authorization; (ii) the recorded accounting of the Company's consolidated assets is compared with existing assets at regular intervals; (iii) access to the Company's consolidated assets is permitted only in accordance with management's authorization; and (iv) all transactions to which the Company or any subsidiary is a party or by which its properties are bound are recorded as necessary to permit preparation of the financial statements of the Company in accordance with GAAP.

     Section 4.21   Payments and Contributions.  Neither the Company, any
                    --------------------------
subsidiary, nor any of its directors, officers or, to its knowledge, other employees has (i) used any Company funds for any unlawful contribution, endorsement, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment of Company funds to any foreign or domestic government official or employee; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other similar payment to any person with respect to Company matters.

     Section 4.22   Disclosure.  The Company confirms that neither it nor any
                    ----------
other Person acting on its behalf has provided the Investor or its agents or counsel with any information that constitutes material non-public information that (i) if disclosed publicly, would reasonably be expected to have a material effect on the price of the Common Stock or (ii) according to applicable law, rule or regulation, should have been disclosed publicly by the Company prior to the date hereof but which has not been disclosed. The Company understands and confirms that the Investor shall be relying on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Investor and its counsel regarding the Company, its business and the transactions contemplated hereby, including the Schedules to and representations and warranties contained in the Transaction Documents, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                   ARTICLE V

                        Other Agreements of the Parties

     Section 5.1    Listing of Common Stock.  The Company shall maintain the
                    -----------------------
listing of the Common Stock on a Principal Market, and as soon as practicable (but in any event prior to the commencement of the Commitment Period) shall list the Put Shares and all potentially issuable Warrant Shares if such listing is required by the Principal Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Principal Market, it will include in such application the issued and issuable Put Shares and Warrant Shares. The Company will take all action to continue the listing and trading of its Common Stock on the Principal Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market and shall provide Investor with copies of any correspondence to or from such Principal Market which questions or threatens delisting of the Common Stock, within one Trading Day of the Company's receipt thereof.

     Section 5.2    Exchange Act Registration; Rule 144 Compliance.  The Company
                    ----------------------------------------------
will cause its Common Stock to continue to be registered under Section 12(g) or 12(b) of the Exchange Act, will use its best efforts to timely comply in all respects with its reporting and filing obligations under the Exchange Act, and will not take any action or file any document (whether or not permitted by Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations thereunder. During the Commitment Period, the Company will notify the Investor immediately following each filing by the Company under the Exchange Act. As long as the Investor own Securities, if the Company is not required to file reports pursuant to such sections, it will prepare and furnish to the Investor and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act such information as is required for the Investor to sell the Securities under Rule 144 promulgated under the Securities Act. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including causing its attorneys to render and deliver any legal opinion required in order to permit such Person to sell its Securities under Rule 144 upon notice of an intention to sell or other form of notice having a similar effect. Upon the request of any such Person, the Company shall deliver to such Person a written certification of a duly authorized officer as to whether it has complied with such requirements.

     Section 5.3    Legends.  The certificates evidencing the Common Stock to be
                    -------
sold or otherwise issued to the Investor hereunder (including the Warrant Shares under the Warrants) at any time while a Registration Statement is then effective shall be issued free of restrictive legends of any kind and no instructions or "stop transfer orders," so called, "stock transfer restrictions," or other restrictions have been or shall be given to the Company's transfer agent with respect thereto. Prior to the first Closing, the Company will issue to the transfer agent for its Common Stock (and to any substitute or replacement transfer agent for its Common Stock upon the Company's appointment of any such substitute or replacement transfer agent) instructions to deliver the Put Shares and Warrant Shares without restrictive legends as required by this Section and shall cause its counsel to deliver a to such transfer agent any legal opinion required in order for the transfer agent to deliver shares in such manner. Unless such instructions cover Securities issuable at future Closings, the Company must deliver new such instructions prior to each Closing.

     Section 5.4    Notice of Certain Events Affecting Registration; Suspension
                    -----------------------------------------------------------
of Right to Make a Put.  The Company will immediately notify the Investor upon
----------------------
the occurrence of any of the following events in respect of a Registration Statement or related prospectus in respect of an offering of Registrable Securities; (i) receipt of any request for additional information from the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration

Statement the response to which would require any amendments or supplements to the registration statement or related prospectus; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in the Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate; and the Company will promptly make available to the Investor any such supplement or amendment to the related prospectus.

     Section 5.5    Expectations Regarding Put Notices.  Within ten days after
                    ----------------------------------
the commencement of each calendar quarter, the Company must notify the Investor, in writing, as to its reasonable expectations as to the dollar amount it intends to raise during such calendar quarter, if any, through the issuance of Put Notices. Such notification shall constitute only the Company's good faith estimate and shall in no way obligate the Company to raise such amount, or any amount, or otherwise limit its ability to deliver Put Notices. The failure by the Company to comply with this provision can be cured by the Company's notifying the Investor, in writing, at any time as to its reasonable expectations with respect to the current calendar quarter.

     Section 5.6    Consolidation; Merger.  During the Commitment Period and for
                    ---------------------
period of 30 days following the last Closing, the Company shall not effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all of the assets of the Company to, another entity unless the resulting successor or acquiring entity assumes by written instrument or by operation of law the obligation to deliver to the Investor such Securities as the Investor is entitled to receive pursuant to this Agreement.

     Section 5.7    Limitation on Future Financings.  Without the prior written
                    -------------------------------
consent of the Investor, prior to expiration of the twelfth month from the first Closing hereunder (the "Restricted Period"), the Company will not offer, sell,
                        -----------------
grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition) any of its securities (including the issuance of any debt or other instrument at any time over the life thereof convertible into or exchangeable for Common Stock) or any of its affiliate's securities that may be exchangeable or convertible into Common Stock, or otherwise enter into any other transaction to do so (collectively, a "Subsequent Placement") at a purchase, conversion or exchange
                  --------------------
price that is, at the
issuance thereof or at any later time due to adjustment, reset, additional issuances or otherwise less than the market price of the Common Stock on the date of such transaction. The restriction contained in the foregoing sentence shall not apply to (i) issuances of Common Stock pursuant to a Strategic Transaction (as defined below), (ii) issuances of shares of Common Stock as payment of the purchase price for an acquisition of assets or stock of an unaffiliated Person, (iii) issuances of up to 600,000 shares of Common Stock (which may be in the form of options to purchase up to 600,000 shares of Common Stock) whereby the Company shall be contractually prohibited from filing a registration statement registering such Common Stock or underlying Common Stock and (iv) the granting of options or warrants to employees, officers and directors of the Company, and the issuance of Common Stock upon exercise of such options or warrants granted under any stock option plan heretofore or hereinafter duly adopted by the Company. A "Strategic Transaction" shall mean a
                                            ---------------------
transaction or relationship in which the Company issues shares of Common Stock to one or more Persons which is, itself or through its subsidiaries, an operating company in a business which is complementary to the business of the Company and in which the Company receives material benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities. Notwithstanding anything to the contrary in this provision or otherwise in this Agreement, the Company shall not be prohibited from offering, issuing, selling or granting any option to purchase, or otherwise dispose of any of its securities or any of its affiliates' securities that may be exchangeable or convertible into Common Stock if the Investor is no longer permitted under Section 2.1(b)(i) of this Agreement to acquire additional shares of Common Stock (unless the Investor waives such limitation in writing and agrees to purchase additional shares of Common Stock pursuant to the terms hereof).

     Section 5.8    Integration.  The Company shall not, and shall use its best
                    -----------
efforts to ensure that, no affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities hereunder to the Investor.

     Section 5.9    Certain Securities Laws Disclosures; Publicity.  The Company
                    ----------------------------------------------
shall: (i) on each Closing Date, issue a press release acceptable to the Investor disclosing the transactions contemplated hereby, (ii) file with the Commission a Report on Form 8-K disclosing the transactions contemplated hereby within ten Business Days after the date of this Agreement, and (iii) timely file with the Commission such reports as may periodically be required in order to effect issuances of Securities hereunder and provide a copy thereof to the Investor promptly after the filing thereof. The Company shall, no less than one Business Day prior to the filing of any disclosure required by clauses (ii) and
(iii) above, provide a copy thereof to the Investor. The Company and the Investor shall consult with each other in issuing any other press releases or otherwise making public statements or filings and other communications with the Commission or any regulatory agency or stock market or trading facility with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement, filings or other communications without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law or stock market regulations, in which such case the disclosing party shall provide the other party with prior notice of such public statement, filing or other communication.

     Section 5.10   Use of Proceeds. The Company shall use the net proceeds from
                    ---------------
the sale of the Securities for working capital purposes and not to redeem any Company equity or Capital Shares Equivalents.

     Section 5.11   Reimbursement. If the Investor, other than by reason of its
                    -------------
gross negligence or willful misconduct, becomes involved in any capacity in any action, proceeding or investigation brought by or against any Person, including stockholders of the Company, in connection with or as a result of the sale of Common Stock by the Company to the Investor (excluding violations of Section 11 under the Securities Act), the Company will reimburse the Investor for its reasonable legal and other expenses (including the cost of any investigation and preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred. In addition, other than with respect to any matter in which the Investor is a named party, the Company will pay the Investor the charges, as reasonably determined by the Investor, for the time of any officers or employees of the Investor devoted to appearing and preparing to appear as witnesses, assisting in preparation for hearings, trials or pretrial matters, or otherwise with respect to inquiries, hearings, trials, and other proceedings relating to the subject matter of this Agreement. The reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any affiliates of the Investor actually named in such action, proceeding or investigation, and partners, directors, agents, employees and controlling persons (if any), as the case may be, of the Investor and any such affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Investor and any such affiliate and any such Person. The Company also agrees that neither the Investor nor any such affiliates, partners, directors, agents, employees or controlling persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company in connection with or as a result of the sale of Common Stock by the Company to the Investor (excluding violations of Section 11 under the Securities Act), except to the extent that any losses, claims, damages, liabilities or expenses incurred by the Company result from the gross negligence or willful misconduct of the applicable Investor or entity in connection with the transactions contemplated by this Agreement.

     Section 5.12   Certain Trading Restrictions.   The Investor agrees that
                    ----------------------------
neither it nor its affiliates (as that term is defined in Rule 405 of the Securities Act) will not enter into any Short Sales (as hereinafter defined) during the Commitment Period. For purposes hereof, a "Short Sale" by the Investor shall mean a sale of Common Stock by the Investor that is marked as a short sale and that is made at a time when there is no equivalent offsetting long position in the Common Stock held by the Investor. For purposes of determining whether there is an equivalent offsetting long position in the Common Stock held by the Investor, on any date of computation, Put Shares issuable upon a Put Notice delivered by the Company, all Warrant Shares issuable upon the exercise in full of all

Warrants and all other shares of Common Stock issuable upon other convertible securities and Warrants of the Company and then held by Investor shall be deemed to be held long by the Investor.

                                  ARTICLE VI

Conditions Precedent to the Right of the Company to Deliver a Put Notice and the
                      Obligation of the Investor to Close

     Section 6.1    Conditions Precedent to the Right of the Company to Deliver
                    -----------------------------------------------------------
a Put Notice and the Obligation of the Investor to Close.  In addition to the
--------------------------------------------------------
specific conditions contained elsewhere in this Agreement, the right of the Company to deliver a Put Notice and the obligation of Investor hereunder to perform its obligations at any Closing hereunder is subject to the satisfaction, on both (i) the date of delivery of such Put Notice and (ii) the applicable Closing Date (each a "Condition Satisfaction Date"), of each of the following
                      ---------------------------
conditions, or the waiver by the Investor of such conditions:

                    (a)  Representations and Warranties.  The representations
                         ------------------------------
and warranties of the Company in the Transaction Documents shall be true and correct as of the date when made and as of the applicable Condition Satisfaction Date as though first made at that time (except for representations and warranties that speak of a specific date, which need only be true and correct as of such date).

                    (b)  Performance by the Company.  The Company shall have
                         --------------------------
performed, satisfied and complied in all material respects with all covenants and agreements required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to each Condition Satisfaction Date.

                    (c)  Compliance Certificate.  The Company shall have
                         ----------------------
delivered to or as directed by the Investor an Officer's Certificate signed by its Chief Executive Officer, dated as of the applicable Closing Date, certifying that the Company has satisfied the conditions set forth in paragraphs (a), (b),
(g)(ii) - (iv), and (l) of this Section.

                    (d)  Delivery of Shares.  No later than one Trading Day
                         ------------------
preceding the Closing Date, the Company shall have delivered the Put Shares pursuant to Section 2.3 and the other conditions to such Closing as set forth in such Section shall have been satisfied.

                    (e)  Opinion of Counsel.  The Investor shall have received
                         ------------------
(or receipt shall have been confirmed by its agent on its behalf) an opinion of counsel to the Company, in the form of Exhibit D hereto.
                                       ---------

                    (f)  Transfer Agent.  The Investor shall have received
                         --------------
satisfactory evidence of the Company's delivery to its transfer agent for the Common Stock of instructions and legal opinion meeting the requirements of this Agreement and acceptable to such transfer agent.

                    (g)  Registration Statement.
                         ----------------------

                         (i)   The Registration Statement shall have been
declared effective by the SEC and shall at all times since the Put Date, and the prospectus thereunder shall be available to the Investor to resell all of the Registrable Securities thereunder (including the Put Shares and Warrant Shares issuable at such Closing).

                         (ii)  Neither the Company nor the Investor shall have
received notice that the SEC has issued or intends to issue a stop order with respect to the Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened to do so (unless the SEC's concerns have been addressed and the Investor is reasonably satisfied that the SEC no longer is considering or intends to take such action).

                         (iii) The Registration Statement (including the
information or documents incorporated by reference therein) and any amendments or supplements thereto shall not contain any untrue statement of material fact or omit to state any material fact required to be state d therein or necessary to make the statements therein not misleading.

                         (iv)  The Company shall have no knowledge of any event
which is reasonably likely to occur within 30 Trading Days of the Put Date that would reasonably be expected to cause the Registration Statement to be suspended or otherwise ineffective or inaccurate.

                    (h)  No Injunction.  No statute, rule, regulation, executive
                         -------------
order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or by the Principal Market that prohibits, materially impairs or renders impractical the transactions contemplated by this Agreement, and no proceeding or rule making process shall have been commenced that may reasonably be expected to have such result if enacted.

                    (i)  Adverse Changes.  Since the earlier to occur of (i) the
                         ---------------
date of filing of the Company's most recent SEC Document and (ii) the last Closing hereunder, no occurrence or event that could have or result in a Material Adverse Effect shall have occurred.

                    (j)  No Suspension of Trading In or Delisting of Common
                         --------------------------------------------------
Stock.  The Common Stock shall be authorized for trading or quotation on the
-----
Principal Market and trading in the Common Stock shall not have been suspended by the SEC or the Principal Market at any time from the Put Date through the Closing Date. The Company shall not have received any notice threatening to delist the Common Stock from the Principal Market.

                    (k)  Principal Market Requirements; Compliance.  The Company
                         -----------------------------------------
shall have received all authorizations from and made all filings required in order to issue to the Investor the Securities at such Closing and shall have caused the Put Shares and the Warrant Shares issuable upon the exercise of the Warrants to be issued at such Closing to be listed for trading on the Principal Market if such listing is required by the Principal Market. The issuance of shares of Common Stock with respect to the applicable Closing, if any, shall not violate the shareholder approval requirements of the Principal Market.

                    (l)  Timing.  At least fifteen Trading Days shall have
                         ------
elapsed since the immediately preceding Closing Date.

                    (m)  Closing Threshold.   For the ten Trading Days
                         -----------------
immediately preceding both the Put Date and the Closing Date the Volume Weighted Average shall not be less than $75,000 and the average of the Bid Price for such ten Trading Day period shall not be at least $1.50 (subject to equitable adjustment in the event of a Valuation Event).

                    (n)  Other.  The Investor shall have received and been
                         -----
reasonably satisfied with such other certificates and documents as shall have been reasonably requested by the Investor in order for the Investor to confirm the Company's satisfaction of the conditions set forth herein.

                                  ARTICLE VII

        Due Diligence Review; Non-Disclosure of Non-Public Information.

     Section 7.1    Due Diligence Review.  The Company shall make available for
                    --------------------
inspection and review by the Investor, and its advisors and representatives, any underwriter participating in any disposition of the Registrable Securities on behalf of the Investor, all SEC Documents and other filings with the SEC, and all other publicly available corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review. In connection therewith, the Company shall cause its officers, directors and employees to supply all such publicly available information reasonably requested by the Investor or any such Person (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement. The review contemplated hereby is solely to enable the Investor and such Persons to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

     Section 7.2    Non-Disclosure of Non-Public Information.
                    ----------------------------------------

          (a) The Company shall not disclose non-public information to the Investor or its advisors or representatives unless prior to disclosure of such information the Company identifies such information as being non-public information and provides the Investor, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. The Company may, as a condition to disclosing any non-public information hereunder, require the Investor to enter into a confidentiality agreement in form mutually acceptable to the Company and the Investor.

          (b) The Company represents that it does not disseminate non-public information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts. Notwithstanding the foregoing or anything herein to the contrary, the Company will immediately notify the Investor of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein in light of the circumstances in which they were made, not misleading. Nothing contained in this Section shall be construed to mean that such Persons other than the Investor may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such Persons from notifying the Company of their opinion that based on such due diligence, that the Registration Statement contains an untrue statement of a material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

                                  ARTICLE VII

                                 Miscellaneous

     Section 8.1    Governing Law.  All questions concerning the construction,
                    -------------
validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

     Section 8.2    Notices.  All notices, demands, requests, consents,
                    -------
approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served,
(ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by reputable courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

     If to the Company:       Internet Law Library, Inc.
                              4301 Windfern Road, Suite 2000
                              Houston, Texas, 77041
                              Facsimile No.: (713) 462-7519
                              Attn: Hunter M.A. Carr

     With copies to:          Locke Liddell & Sapp LLP
                              2200 Ross Avenue, Suite 2200
                              Dallas, Texas 75201
                              Facsimile No.: (214) 740-8800
                              Attn: Stephen L. Sapp, Esq.

     If to the Investor:      To the address set forth under the Investor's name
                              on the signature page hereto.

A party may from time to time change its address or facsimile number for notices under this Section by giving at least ten days' prior written notice of such changed address or facsimile number to the other party hereto.

     Section 8.3    Reporting Entity for the Common Stock.  The reporting entity
                    -------------------------------------
relied upon for the determination of the trading price or trading volume of the Common Stock on any given Trading Day for the purposes of this Agreement shall be Bloomberg, L.P. or any successor to its function of reporting share prices. The written mutual consent of the Investor and the Company shall be required to employ any other reporting entity.

     Section 8.4    Replacement of Certificates.  Upon (i) receipt of evidence
                    ---------------------------
reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of a certificate representing any Securities and (ii) in the case of any such loss, theft or destruction of such certificate, upon delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company (which shall not exceed that required by the Company's transfer agent in the ordinary course) or (iii) in the case of any such mutilation, on surrender and cancellation of such certificate, the Company at its expense will execute and deliver, in lieu thereof, a new certificate or Security of like tenor.

     Section 8.5    Execution.  This Agreement may be executed in two or more
                    ---------
counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

     Section 8.6    Entire Agreement.  The Transaction Documents, together
                    ----------------
with the Exhibits and Schedules thereto contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

     Section 8.7    Amendments; Waivers.  No provision of this Agreement may
                    -------------------
be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Investor or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

     Section 8.8    Survival.  The representations, warranties, agreements and
                    --------
covenants contained herein shall survive each Closing and the delivery and exercise of all Securities issuable hereunder.

     Section 8.9    Successors and Assigns.  This Agreement shall be binding
                    ----------------------
upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investor.

     Section 8.10   Remedies.  In addition to being entitled to exercise all
                    ---------
rights provided herein or granted by law, including recovery of damages, each of the Investor will be entitled to specific performance of the obligations of the Company under the Transaction Documents. The Company and each of the Investor agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of its obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

     Section 8.11   Severability.  In case any one or more of the provisions of
                    ------------
this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affecting or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

     Section 8.12   Headings.  The headings herein are for convenience only, do
                    --------
not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

     Section 8.13   Fees and Expenses.  The Company shall reimburse the Investor
                    -----------------
for its legal fees and expenses incurred in connection with the preparation and negotiation of the Transaction Documents and the preparation and review of Closing items by paying to Robinson Silverman $30,000 concurrently with the execution and delivery by the Investor of this Agreement, and $1,500 at each Closing for which it acts as escrow agent. The amounts contemplated by the immediately preceding sentence shall be retained by the Investor and shall not be delivered to the Company at a Closing. Other than the amount contemplated in the immediately preceding sentence, and except as otherwise set forth in the Registration Rights Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the securities issuable hereunder.

     Section 8.14   No Third-Party Beneficiaries.  This Agreement is intended
                    ----------------------------
for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     Section 8.15   Publicity.  The Company agrees that it will not issue any
                    ---------
press release or other public announcement of the transactions contemplated by this Agreement without the prior consent of the Investor, which shall not be unreasonably withheld nor delayed by more than two Trading Days from its receipt of such proposed release; provided, however, that if the Company is advised by its outside counsel that it is required by law or the applicable rules of any Principal Market to issue any such press release or public announcement, then, it may do so without the prior consent of the Investor, although it shall be required to provide prior notice (which may be by telephone) to the Investor that it intends to issue such press release or public announcement. No release shall name the Investor without its express consent.

                    [REMAINDER OF PAGE INTENTIONALLY BLANK
                            SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.


                              INTERNET LAW LIBRARY, INC.


                              By: /S/ HUNTER M.A. CARR
                                  ----------------------------------
                                  Name: Hunter M.A. Carr
                                  Title: President


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                     SIGNATURE PAGE FOR INVESTOR FOLLOWS]

                          COOTES DRIVE LLC


                          By:  /s/ Illegible
                             -------------------------------------
                               Name:
                               Title:


     Address for Notice:  Cootes Drive LLC
                          c/o Citco Trustees (Cayman) Limited
                          Commercial Centre
                          P.O. Box 31106 SMB
                          Grand Cayman
                          Cayman Islands
                          British West Indies
                          Facsimile No.: (345) 945-7566

     Jurisdiction of organization: Cayman Islands

     With copies to:      Robinson Silverman Pearce Aronsohn & Berman LLP
                          1290 Avenue of the Americas
                          New York, NY  10104
                          Facsimile No.:  (212) 541-4630 and (212) 541-1432
                          Attn:  Eric L. Cohen, Esq.

                                   EXHIBIT A

                                  PUT NOTICE
                          Internet Law Library, Inc.


     Internet Law Library, Inc., a Delaware corporation (the "Company"), hereby elects to exercise its right pursuant to the Securities Purchase Agreement dated as of November [ ], 2000 (the "Agreement") to require __________ to purchase Put Shares pursuant to terms of the Agreement.

     The Company hereby certifies that:

     1.  The Investment Amount is: $_______________ ("IA")

     2.  The Valuation Period runs from _________ to __________.

     3. 90% of the average of the two lowest Bid Prices (subject to adjustment) during the Valuation Period is: $________ ("PP")

     4.  The number of Put Shares (IA/PP) issuable hereunder is:_______________



     The undersigned has executed this Put Notice as of this _____ day of ______, _______.



                         INTERNET LAW LIBRARY, INC.


                         By:
                             ----------------------------------
                             Name:
                             Title:

                                      -31-